ESCROW AGREEMENT


     This Escrow Agreement (the " Escrow Agreement") is made and entered into as of this 1st day of October, 2002, by and among CBL Acquisition Corp., a Utah corporation ("CBL"), Trinity Companies, Inc., a Utah corporation ("Trinity"), Robert Stephen Scammell ("Scammell"), Brian Patrick Kennedy ("Kennedy") and Heritage Bank of Commerce, a California corporation, as escrow agent (the "Escrow Agent").


     A. WHEREAS, CBL, Trinity and Scammell have executed an Agreement and Plan of Merger dated October 1, 2002 (the "Merger Agreement") pursuant to which Trinity has agreed to deposit 500,000 shares of Trinity common stock in an escrow account with the Escrow Agent pursuant to the terms of this Escrow Agreement and the Merger Agreement;

     B. WHEREAS, CBL and Kennedy have executed a Securities Purchase Agreement dated October 1, 2002 pursuant to which Trinity has agreed to deposit 500,000 shares of Trinity common stock in an escrow account with the Escrow Agent pursuant to the terms of this Escrow Agreement and the aforesaid Securities Purchase Agreement (the "CBL-AU Purchase Agreement")

     C. WHEREAS, CBL, Kennedy and Scammell have executed a second Securities Purchase Agreement dated October 1, 2002 relating to the purchase by CBL of the outstanding shares of capital stock of ACN 082 126 501 Pty. Ltd. (the "ACN Purchase Agreement") (the ACN Purchase Agreement and the CBL-AU Purchase Agreement are referred to collectively as the "Securities Purchase Agreements"); and

     D. WHEREAS, Heritage Bank of Commerce is willing to serve as Escrow Agent pursuant to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, it is hereby agreed by and among Trinity, Scammell and the Escrow Agent as follows:

     1. Escrow Deposit. On the date hereof, Trinity has delivered to the Escrow Agent 1,000,000 shares of Trinity common stock (the "Escrow Shares"). The Escrow Agent shall not be required to inquire into the propriety of the Escrow Shares deposited hereunder nor shall the Escrow Agent be required to investigate any other matter or arrangement between Trinity and Scammell.

     2.   Escrow Shares.

          (a) The Escrow Shares shall be available to compensate Trinity pursuant to the indemnification obligations of Scammell set forth in
Section 11.2 of the Merger Agreement and Section 12 of either of the Securities Purchase Agreements. In the event Trinity issues any Additional Escrow Shares (as defined below), such shares will be issued in the name of Scammell or Kennedy, as applicable, and delivered to the Escrow Agent in the same manner as the Escrow Shares delivered upon the execution hereof.

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          (b)  Except for dividends paid in stock declared with respect to the Escrow Shares ("Additional Escrow Shares"), which shall be treated as Escrow Shares hereunder, dividends payable in securities or other distributions of any kind (including cash) made in respect of the Escrow Shares will be delivered to Scammell and Kennedy, as their interests appear. The term "Escrow Shares" as used herein shall also be deemed to include Additional Escrow Shares. Scammell and Kennedy will have all voting rights with respect to their respective Escrow Shares so long as such Escrow Shares are held in escrow, and Trinity will take all reasonable steps necessary to allow the exercise of such rights. While the Escrow Shares remain in the Escrow Agent's possession pursuant to this Escrow Agreement, Scammell and Kennedy will retain and will be able to exercise all other incidents of ownership of their respective Escrow Shares that are not inconsistent with the terms and conditions of this Escrow Agreement.

          (c)  Escrow Period; Release From Escrow.

                    (i) Except as otherwise set forth herein, the Escrow Shares shall be subject to escrow only until one year from the date hereof (the "Termination Date"); provided, however, that if Trinity delivers an Officer's Certificate (defined below) to the Escrow Agent prior to the Release Date (defined below) with respect to facts and circumstances existing prior to the Termination Date, a number of shares equal in value to the Damages (as defined in the Merger Agreement) claimed thereunder (the "Retained Shares") shall remain in escrow unless and until Escrow Agent has received either: (i) written instructions signed by all of Trinity, Kennedy and Scammell instructing Escrow Agent how the Retained Shares should be disbursed; or (ii) an order from a court of competent jurisdiction or award from an arbitral authority instructing the Escrow Agent as to how the Retained Shares should be disbursed. Promptly following Escrow Agent's receipt of either of the foregoing, Escrow Agent shall make the disbursement specified therein. For purposes of determining the number of Retained Shares, each share shall be valued as determined pursuant to Section 11.2 of the Merger Agreement.

                    (ii) Within seven (7) business days after the Termination Date (the "Release Date"), the Escrow Agent shall release from escrow to each of Kennedy and Scammell one-half of the Escrow Shares, except for any Retained Shares with respect to any pending but unresolved indemnification claims of Trinity. Any Retained Shares held as a result of the prior sentence shall be released to Scammell and Kennedy or released to Trinity (as appropriate) promptly upon resolution of each specific indemnification claim involved. Certificates representing Escrow Shares that are subject to resale restrictions under applicable securities laws will bear a legend to that effect.

                    (iii) The Escrow Agent is hereby granted the power to effect any transfer of Escrow Shares contemplated by this Escrow Agreement. Trinity will cooperate with the Escrow Agent in promptly issuing stock certificates to effect such transfers.

               (d) Officer's Certificate. The Escrow Agent shall be required to treat some or all Escrow Shares as Retained Shares only upon delivery to the Escrow Agent on or before the Release Date of a certificate signed by any officer of Trinity (an "Officer's Certificate") stating that with respect to the indemnification obligations set forth in Section 11.2 of the Merger Agreement or Section 12 of the Securities Purchase Agreements, Damages exist and specifying in reasonable detail the individual items of such Damages included in the amount so stated, the date each such item was paid, or properly accrued or arose, and the nature of the misrepresentation, breach of warranty, covenant or claim to which such item is related.
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     3.   Duties and Responsibilities of Escrow Agent.

          a. Trinity, Kennedy and Scammell acknowledge and agree that the Escrow Agent: (i) shall not be responsible for any of the agreements referred to herein but shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve any expense or liability unless it shall have been furnished with acceptable indemnification; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) may consult counsel satisfactory to it, including house counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

          b. Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of negligence or willful misconduct.

          c. Trinity agrees to pay the fees of, and to reimburse all expenses (including the reasonable fees and expenses of counsel) incurred by, the Escrow Agent in performing its duties and responsibilities hereunder, including the Escrow Agent's reasonable compensation for its normal services hereunder in accordance with the fee schedule attached as an exhibit hereto. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of the escrow created hereby which are in excess of its compensation for normal services here under, including without limitation, payment of any legal fees incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

          d. The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days' prior written notice of resignation to Trinity, Kennedy and Scammell. Prior to the effective date of the resignation as specified in such notice, Trinity will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Shares to a bank or trust company that it selects subject to the reasonable consent of Kennedy and Scammell. Such bank or trust company shall have a principal office in San Francisco, California, shall have capital, surplus and undivided profits in excess of $50,000,000, and shall have agreed to act as Escrow Agent hereunder and upon such additional terms and conditions as it, Trinity, Kennedy and Scammell shall have agreed, if any, provided that the original Escrow Agent shall have no responsibility therefor nor any responsibility for the compensation of such successor Escrow Agent. If, however, Trinity shall fail to name such a successor escrow agent within twenty (20) days after the notice of resignation from the Escrow Agent, then Kennedy and Scammell shall be entitled to name such successor escrow agent. If no successor escrow agent is named by either Trinity or Scammell and Kennedy pursuant to the foregoing provisions by the effective date of the Escrow Agent's resignation, then the Escrow Agent shall deliver the Escrow Shares to Trinity for the benefit of Trinity, Scammell and/or Kennedy, as provided herein, whereupon all obligations of the Escrow Agent shall be deemed fulfilled, and the Escrow Agreement shall terminate, provided that the provisions of paragraphs (b) and (c) of this Section 3 shall survive the termination of this Escrow Agreement.


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          e.   This Escrow Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.

     4. Dispute Resolution. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Shares, or should any claim be made upon such Escrow Shares by a third party, the Escrow Agent upon receipt of written notice of such dispute or claim by the parties hereto or by a third party, is authorized and directed to retain in its possession without liability to anyone, all or any of the Escrow Shares until such dispute shall have been settled either by the mutual agreement of the parties involved or by a final order, decree judgment of a court in the United States of America or an arbitrator, the time for perfection of an appeal of such order, decree judgment or arbitration award having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Shares. The Escrow Agent shall have the right to retain counsel of its choice in case it becomes involved in any disagreement, dispute or litigation related to the Escrow Agreement, the Escrow Shares, or otherwise determines that it is necessary or desirable to consult counsel, and the reasonable fees and expenses of such counsel shall be reimbursed to the Escrow Agent as provided in Section 3 hereof.

     5. Consent to Jurisdiction and Service. Trinity, Kennedy and Scammell hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of California and of any Federal court located in said state in connection with any actions or proceedings brought against any of them by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, the parties hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to Trinity, Kennedy or Scammell, as the case may be, at their respective addresses in accordance with Section 7 hereof.

     6. Force Majeure. Neither Trinity, Kennedy, Scammell nor the Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, computer viruses, earthquakes or other disasters.

     7. Notices. Any notice permitted or required hereunder shall be deemed to have been duly given if delivered personally, or if telecopied to the parties at their fax number set forth below (with receipt confirmed by telephone) or if mailed certified or registered mail, postage prepaid, to their address set forth below or to such other address as they may hereafter designate.


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     If to Trinity or CBL:

          Trinity Companies, Inc.
          1338 South Foothill Boulevard, #175
          Salt Lake City, UT  84108
          Attn:  Doug Cole, President

     If to Scammell:

          Robert Stephen Scammell
          125 Riviera Circle
          Larkspur, CA  94939

     If to Kennedy:

          Brian Patrick Kennedy
          P.O. Box 255
          Helensvale 4212
          Australia

     If to the Escrow Agent:

          Heritage Bank of Commerce
          150 Almaden Boulevard
          San Jose, CA  95113
          Attn:  Chloe Flowers, SVP/Escrow Department Manager

     8. Binding Effect. This Escrow Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns.

     9. Modifications. This Escrow Agreement may not be altered or modified without the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

     10. Governing Law. This Escrow Agreement shall be governed by and construed under the laws of the State of California without regard to principles of conflicts of law.

     11. Judgments. The Escrow Agent is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree of any court, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm, corporation or entity by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.


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     12.  Counterparts.  This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     13. Termination of Escrow. This Escrow Agreement shall terminate and the Escrow Agent shall have no further duties hereunder upon the distribution of all of the Escrow Funds and Escrow Shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the day and year first above written.


                         TRINITY COMPANIES, INC., a Utah corporation

                         By: _________________________________________
                         Its: ________________________________________

                         _____________________________________________
                         ROBERT STEPHEN SCAMMELL

                         _____________________________________________
                         BRIAN PATRICK KENNEDY



                         Heritage Bank of Commerce, a California
                         corporation,
                         as Escrow Agent

                         By: _________________________________________
                         Its: ________________________________________


                         CBL ACQUISITION CORP., a Utah corporation

                         By: _________________________________________
                         Its: ________________________________________






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                                Fee Schedule



Initial Set-Up Fee                   $950

Annual Maintenance                   $300


All fees to be paid by Trinity and not deducted from the Escrow Funds.














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